BERKSHIRE HILLS BANCORP™

Sandler O'Neill & Partners
Investor Meetings
June 3, 2008

BERKSHIRE BANK®

America's Most EXciting Bank℠

BERKSHIRE HILLS BANCORP
Berkshire Bank America's Most Exciting Bank™

Our Growing Regional Franchise

- $2.5 billion in assets
- 38 bank branches and 10 insurance offices
- Three-state franchise – Massachusetts, New York, and Vermont
- Only locally headquartered regional financial services company in primary market
- $800 million in assets under management
- Insurance agency with almost 100 professionals
- Strong growth from organic, de novo, and acquisition strategy
- Distinctive culture as America's Most Exciting Bank℠
- Expanded executive team
- Attractive, stable markets
- Diversified revenues with strong commercial components

Financial Highlights

At or for the years ended,	2005	2006	2007
Results (in Millions)			
Revenue	$66.5	$72.3	$88.6
Operating cash earnings	16.9	19.6	20.8
Net income	8.2	11.3	13.5
Total assets	2,035.6	2,149.6	2,513.4
Performance			
Core return on equity	8.04%	6.87%	6.17%
Core return on assets	0.91	0.83	0.79
GAAP return on equity	4.19	4.40	4.69
GAAP return on assets	0.47	0.53	0.60
Net interest margin	3.33	3.24	3.26
Efficiency ratio	57.03	58.46	62.94
Asset Quality			
Net charge-offs/average loans	0.08%	0.07%	0.34%
Non-performing assets/total assets	0.06	0.35	0.45
Loan loss allowance/total loans	0.92	1.14	1.14
Per Share Data			
Core earnings, diluted	$2.11	$2.00	$1.90
Net earnings, diluted	1.10	1.29	1.44
Dividends paid	0.52	0.56	0.58
Tangible book value	17.15	15.70	13.76
Total book value	28.81	29.63	31.15

Network of 48 stores
- 38 Banking
- 10 Insurance

VT
NY
NH
MA
CT

Stock Information

NASDAQ	BHLB
52 Week Price Range:	$33.29 - 19.50
Current Quarterly Dividend:	$0.16
Common Shares Outstanding:	10.4 Million
Institutional Ownership:	55%
Insider Ownership:	8%
Average Share Trading Volume:	55,000
Market Capitalization (3/31/08):	$264 Million
Investor Contacts:	See last page

BERKSHIRE HILLS BANCORP – BHLB

BERKSHIRE BANK

America's Most Exciting Bank℠

BERKSHIRE HILLS BANCORP – BHLB

Michael P. Daly

President and Chief Executive Officer

Berkshire Bank – “America’s Most Exciting Bank”

P. O. Box 1308

Pittsfield, MA 01202-1308

Phone:  (413) 236-3194

Email: mdaly@berkshirebank.com

Kevin P. Riley

Chief Financial Officer

Berkshire Bank – “America’s Most Exciting Bank”

P. O. Box 1308

Pittsfield, MA 01202-1308

Phone:  (413) 236-3195

Email: kriley@berkshirebank.com

Experienced Management Team

30 (First Agricultural Bank)

55

SVP/Human Resources

Linda Johnston

14 (Fleet Investment Services, Bank of
Boston’s Private Bank)

54

SVP/Wealth management

Tom Barney

2 (Former owner MassOne)

57

President, Berkshire Insurance

Ross Gorman

2 (Bank of America)

55

EVP/Chief Risk Officer

Shep Rainie

2 (TD Banknorth)

49

EVP/Commercial Head

Mike Oleksak

2 (Bank of America, Citizens)

31

SVP/Retail Head

Sean Gray

1 (former CFO KeyBank)

48

EVP/CFO

Kevin Riley

22 (Bank of Boston)

46

President/CEO

Mike Daly

6 (retired Chairman & CEO of Honeywell
and Allied Signal; Former Vice chair of GE)

72

Non-Executive Chairman

Larry Bossidy

Years with Company
(previous company)

Age

Position

Name

Creating Value

Veteran management team

Diverse revenue sources

Performance driven

Strong commercial orientation

Differentiated brand and culture

Leader in core markets

Opportunity for growth in new markets

Respect
Integrity
Guts
Having Fun
Teamwork
Employees
Customers
Communities
Shareholders
THE
RIGHT WAY
BERKSHIRE BANK
America's Most EXciting Bank™

BERKSHIRE HILLS BANCORP – BHLB

Building a Distinctive Culture

Vision

To be a world-class
financial services
company through an
engaging and exciting
environment where
customers want to do
business and
employees want to
work.

Core Values

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BERKSHIRE HILLS BANCORP – BHLB

Solid First Quarter 2008 Results

65.5%

60.1%

Efficiency ratio

16.1%

33.5%

Fees/Net interest income + fees

3.33%

3.41%

NIM

5.62%

7.4%

ROE

0.87%

0.97%

ROA

(2%)

4%

Change in EPS (year-to-year)

Regional Peer

BHLB

Performance Measure

Note:  Institutions considered for regional peer comparison are WBS, PBCT, NAL, WASH, INDB, FNFG and NBTB

          Peer measures are based on median average per SNL

2008 Plan for Earnings Growth

EPS of $2.16 (14% growth from core 2007)

Fee income growth of 20%

Higher NIM – from liability sensitive to
neutral/asset sensitive

Modest loan growth: 6% - 8%

Commercial real estate, C & I and residential

Look for expansion opportunities

Return excess capital to shareholders

•

•

Core EPS and Revenues
Core EPS
Revenues (Millions)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$30
$25
$20
$15
$10
$5
$0
1Q07
2Q07
3Q07
4Q07
1Q08
Core EPS
Revenues

BERKSHIRE HILLS BANCORP – BHLB

Record Revenues and Earnings per Share in 2008

Revenue growth
from acquisitions
and organic
growth

Core EPS
benefiting from
higher margins
and efficiencies

Note:  Core and GAAP EPS the same in last five quarters except for 3Q07 (core $0.49 and GAAP $0.10) and 4Q07 (core $0.36 and GAAP $0.29).  Difference in 3Q07 was due to balance sheet restructuring and Factory Point merger integration costs.
Difference in 4Q07 was due to merger integration and other nonrecurring expense restructuring costs.

•

•

•

64%
62%
60%
58%
56%
54%
57.0%
58.5%
62.9%
60.1%
'05
'06
'07
1Q08

BERKSHIRE HILLS BANCORP – BHLB

Efficiency Ratio Now Improving

Bank ratio 58% - 60%

Insurance co. ratio is low
60% in Q1 & Q2 and low 70%
in Q3 & Q4 – contingency
revenue

Bank ratio will improve as
synergies from Factory Point
are realized and de novo
branches grow

Note:  Efficiency ratio is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income.

3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
1Q07
2Q07
3Q07
4Q07
1Q08

BERKSHIRE HILLS BANCORP – BHLB

Net Interest Margin Highest in Three Years

Benefited from Factory Point acquisition and balance sheet
restructuring in Q3 2007

Utilize interest rate swaps to manage interest rate risk

Diligent pricing on deposit and loan products

(Millions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
1Q07
2Q07
3Q07
4Q07
1Q08
Insurance
Wealth Mgmt
Deposit & Loan

BERKSHIRE HILLS BANCORP – BHLB

Fee Income Growing Strongly

Fees provide 30% of revenue

Fee growth of 20% estimated for 2008

(Millions)
$2,000
$1,500
$1,000
$500
$-
2005
2006
2007
Commercial Mtg
C&I
Residential
Consumer

BERKSHIRE HILLS BANCORP – BHLB

Loan Mix Managed for Quality Growth

17% CAGR, 10% CAGR without acquisitions

Higher growth in commercial real estate and C & I

Limited emphasis on indirect lending

Residential and home equity focus on retail side

Strong credit disciplines – no high LTV or sub-prime and Alt A loan programs

Modest growth planned in 2008:  6% - 8%

$16
$16
$46
$20
$20
$26
$32
Consumer Res
Bldr Sing Fam
Condo
Land
Hotel
Office
Other

•

•

BERKSHIRE HILLS BANCORP – BHLB

Diversified Construction and Development Loans

$176 MM
portfolio was 9%
of total loans at
3/31/08

0.23% C&D non-
accruing ($400M)
at 3/31/08

A/O 3/31/08

(millions)

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
'06
'07*
1Q 08

0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
'06
'07
1Q 08

BERKSHIRE HILLS BANCORP – BHLB

Solid Credit Quality

* Excludes $4 million (0.23%) charge

for one fraud related commercial loan

Nonperforming Loans to Total Loans

Net Charge-offs to Average Loans

Annualized

•

•

•

(Millions)
$2,000
$1,500
$1,000
$500
$-
2005
2006
2007
DDA/NOW
MMA/SAV
TIME

BERKSHIRE HILLS BANCORP – BHLB

Favorable Deposit Growth

Strong growth in MMA, DDA/NOW

Growing deposit base in New York and Pioneer Valley

Cash management and electronic banking – commercial growth

•

•

•

A/O 3/31/2008
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.52%
9.38%
8.01%
Total RBC
Tier 1 Cap
Leverage

BERKSHIRE HILLS BANCORP – BHLB

Well Capitalized

Bank continues to exceed
well capitalized standards

Ample liquidity at holding
company – unsecured
borrowing facilities

Cash contributions from
insurance group fund
holding company
obligations

Opportunistic Expansion

Jun 05

$850 MM in
assets

Extended franchise to
Springfield/Hartford corridor

Pioneer Valley, MA

(Springfield area)

Woronoco Bancorp,
Inc.

2005 to
2007

$136 MM in

Deposits as
of 3/31/08

Capital Region de novo
expansion – opened 9 branches
since 2005

Capital Region, NY

(Albany area)

De novo expansion

Oct 06

$9 MM in
insurance
revenues

Foundation for Berkshire
Insurance Group

Western MA

5 Western MA
insurance agencies

Sep 07

$391 MM in
assets

Extended franchise to Southern
Vermont

Manchester, VT

Factory Point
Bancorp, Inc

Jan 08

$50 MM
assets under
management

Established wealth management
presence in NY

Albany, NY

The Center for
Financial Planning

Date

Assets/
Value

Strategic Accomplishment

Location

Acquired
Business

Acquisition Strategy

Open to flexible partnering structures

Utilize strong management for growth of
combined institution

Strengthen tangible book value

Identify specific and desired targets

Fill in or new market expansion

Strong market opportunity

Non-bank acquisitions

Focus on established businesses

Insurance and wealth management

Goal to be accretive in one year

Open to other types of financial services firms

Remain flexible in regards to deal terms

Why Invest in Berkshire Hills

Strong and experienced management team

Distinctive culture and core values

Strong credit culture and asset quality discipline

Above average growth in loans, deposits and fee income

Earnings performance at record levels and growing

Stock valuation metrics are attractive for long term return

250%

180%

Price/Tangible book

140%

80%

Price/Book

13.9X

11.6X

Price/EPS (forward 4Q for BHLB)

SNL Bank
and Thrift

Berkshire

a/o 5/28/08

BERKSHIRE HILLS BANCORP
Berkshire Bank *America's Most Exciting Bank*™

CONTACTS:
David Gonci, Corporate Finance Officer
dgonci@berkshirebank.com - 413-281-1973
Ann-Marie Racine, Investor Relations Contact
aracine@berkshirebank.com - 413-236-3239

Forward Looking Statements

Statements contained in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." These statements are based on the beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

Reconciliation of Non-GAAP Measures

At or for the years ended December 31,	2007	2006	2005
(Dollars in thousands, except share data)			
Net income (A)	$ 13,535	$ 11,263	$ 8,226
Adj: Loss (gain) on securities, loans, and borrowings	3,762	3,130	(3,532)
Adj: Income from discontinued operations	-	(606)	-
Adj: Termination of ESOP expense	-	-	8,836
Adj: Loan loss allowance pool adjustment expense	-	5,512	-
Adj: All other non-core expense	2,956	1,510	2,142
Adj: Income taxes	(2,492)	(3,252)	133
Core income (B)	17,761	17,557	15,805
Adj: Amort. intangible assets	3,058	2,035	1,140
Operating cash earnings (C)	20,819	19,592	16,945
Average diluted shares (thousands) (D)	9,370	8,726	7,503
Core earnings per share (B/D)	$ 1.90	$ 2.00	$ 2.11
Average stockholder's equity (E)	$ 288,000	$ 255,700	$ 196,500
Average core return on equity (B/E)	6.17%	6.87%	8.04%
Average assets (in millions) (F)	$ 2,262	$ 2,116	$ 1,745
Average core return on assets (B/F)	0.79%	0.83%	0.91%
Stockholders' equity (period end)	$ 326,837	$ 258,161	$ 246,066
Less: Goodwill and intangible assets	(182,452)	(121,341)	(99,616)
Tangible stockholders' equity (G)	144,385	136,820	146,450
Period end shares outstanding (thousands) (H)	10,493	8,713	8,540
Tangible book value per share (G/H)	$ 13.76	$ 15.70	$ 17.15

BERKSHIRE HILLS BANCORP – BHLB